      The Participation Agreement (the "Agreement"), dated August 28, 1998, by and among Baron Capital Funds Trust (and all series thereof) a business trust organized under the laws of the State of Delaware and Lincoln Life & Annuity Company of New York, a New York insurance corporation, is hereby amended as follows:

      Schedules 1 and 2 of the Agreement are hereby deleted in their entirety and replaced with the following:


                                    SCHEDULE 1

                Separate Accounts of Lincoln Life & Annuity Company of New York
                               Investing in the Fund
                              As of October 15, 1999


LINCOLN LIFE AND ANNUITY VARIABLE ANNUITY ACCOUNT L

LINCOLN LIFE AND ANNUITY COMPANY OF NEW YORK VARIABLE ANNUITY ACCOUNT Q

LINCOLN LIFE AND ANNUITY COMPANY OF NEW YORK SEPARATE ACCOUNT R

                                    SCHEDULE 2
                        Amended as of October 15, 1999

                             Variable Annuity Contracts
                        and Variable Life Insurance Policies
                           Supported by Separate Accounts
                                Listed on Schedule 1
                            Amended as of October 15, 1999


LLANY GROUP VARIABLE ANNUITY - GVA (GROUP VARIABLE ANNUITY)

LLANY GROUP MULTI FUND (GROUP VARIABLE ANNUITY)

LLANY FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE - SVUL



IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules 1 and 2 to be executed in its name and behalf by its duly authorized officer on the date specified below.


                                            BARON CAPITAL FUNDS TRUST

Date:                                       By:
     ----------------------                    ----------------------
                                            Name:
                                                 --------------------
                                            Title:
                                                  -------------------

                                            BARON CAPITAL, INC.

Date:                                       By:
     ----------------------                    ----------------------
                                            Name:
                                                 --------------------
                                            Title:
                                                  -------------------

                                            LINCOLN LIFE & ANNUITY COMPANY
                                            OF NEW YORK

Date:                                       By:
     ----------------------                    ----------------------
                                            Name:
                                                 --------------------
                                            Title:
                                                  -------------------